UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2006
Hyundai Abs Funding Corporation
Hyundai Auto Receivables Trust 2006-A

(Exact name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-127967 333-127967-01 (Commission File Number)	33-0978453 (IRS Employer Identification No.)
10550 TALBERT AVENUE
FOUNTAIN VALLEY, CALIFORNIA 92708
(Address of principal executive offices)
N/A
(Former name or former address, if changed since last report)
Registrant’s telephone number, including area code: (714) 594-1579
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01 OTHER EVENTS
     On March 15, 2006, Hyundai ABS Funding Corporation (“HAFC”) and Hyundai Motor Finance Company (“HMFC”) entered into that certain Receivables Purchase Agreement, dated as of March 15, 2006 (the “Receivables Purchase Agreement”), pursuant to which HMFC transferred to HAFC certain retail installment sales contracts relating to certain new and used automobiles and light-duty trucks (the “Receivables”) and related property. On March 15, 2006, Hyundai Auto Receivables Trust 2006-A (the “Trust”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of November 4, 2005, as amended and restated by the Amended and Restated Trust Agreement, dated as of March 15, 2006 (the “Amended and Restated Trust Agreement”), by and among HAFC, as depositor, Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and HMFC, as administrator, entered into that certain Sale and Servicing Agreement, dated as of March 15, 2006 (the “Sale and Servicing Agreement”), with HAFC, as depositor, HMFC, as seller and servicer, and Citibank, N.A., as indenture trustee (the “Indenture Trustee”), pursuant to which the Receivables and related property were transferred to the Trust. Also on March 15, 2006, the Trust caused the issuance, pursuant to an Indenture, dated as of March 15, 2006 (the “Indenture”), by and between the Trust, as issuer, and the Indenture Trustee, of certain notes in the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, and Class D Notes (collectively, the “Notes”). Also on March 15, 2006, the Trust, as issuer, HMFC, as administrator, and the Indenture Trustee entered into that certain Owner Trust Administration Agreement, dated as of March 15, 2006, relating to the provision by HMFC of certain services relating to the Notes. The Notes, with an aggregate principal balance of $921,400,000, were sold to J.P.Morgan Securities Inc., Deutsche Bank Securities, Inc., ABN AMRO Incorporated, Banc of America Securities LLC, and Citigroup Global Markets Inc., as underwriters (the “Underwriters”) pursuant to an Underwriting Agreement, dated March 7, 2006, by and among HAFC, HMFC and J.P.Morgan Securities Inc., on behalf of itself and as the representative of the several Underwriters (the “Underwriting Agreement”). The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-127967).
     Attached as Exhibit 1.1 is the Underwriting Agreement, as Exhibit 4.1 is the Amended and Restated Trust Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 10.1 is the Receivables Purchase Agreement, as Exhibit 10.2 is the Sale and Servicing Agreement, and as Exhibit 10.3 is the Owner Trust Administration Agreement.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated March 7, 2006, among HAFC, HMFC and J.P. Morgan Securities Inc., on behalf of itself and as a representative of the several Underwriters.

Exhibit 4.1	Amended and Restated Trust Agreement, dated as of March 15, 2006, by and between HAFC, as depositor, the Owner Trustee and HMFC, as administrator.

Exhibit 4.2	Indenture, dated as of March 15, 2006, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 10.1	Receivables Purchase Agreement, dated as of March 15, 2006, by and between HMFC, as seller and HAFC, as depositor.

Exhibit 10.2	Sale and Servicing Agreement, dated as of March 15, 2006, by and among the Trust, as issuer, HAFC, as depositor, HMFC, as seller and servicer and the Indenture Trustee.

Exhibit 10.3	Owner Trust Administration Agreement, dated as of March 15, 2006, by and among the Trust, as issuer, HMFC, as administrator and the Indenture Trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYUNDAI ABS FUNDING CORPORATION
By:	/s/ Min Sok Randy Park
	Name:	Min Sok Randy Park
	Title:	Vice President and Secretary

Date: March 20, 2006

EXHIBIT INDEX
Item 601(a) of Regulation S-K

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated March 7, 2006, among HAFC, HMFC and J.P. Morgan Securities Inc., on behalf of itself and as a representative of the several Underwriters.

Exhibit 4.1	Amended and Restated Trust Agreement, dated as of March 15, 2006, by and between HAFC, as depositor, the Owner Trustee and HMFC, as administrator.

Exhibit 4.2	Indenture, dated as of March 15, 2006, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 10.1	Receivables Purchase Agreement, dated as of March 15, 2006, by and between HMFC, as seller and HAFC, as depositor.

Exhibit 10.2	Sale and Servicing Agreement, dated as of March 15, 2006, by and among the Trust, as issuer, HAFC, as depositor, HMFC, as seller and servicer and the Indenture Trustee.

Exhibit 10.3	Owner Trust Administration Agreement, dated as of March 15, 2006, by and among the Trust, as issuer, HMFC, as administrator and the Indenture Trustee.